Rule 497(e)
                                                             File No. 811-3364
                                                                       2-75503
                             Maxim Series Fund, Inc.

                                February 23, 1998

Insert on page 7 of the prospectus for the Maxim Profile Portfolios:

Delete the entire paragraph pertaining to the Small-Cap Aggressive Growth Portfolio as an eligible Underlying Portfolio in the Small-Cap Equity asset class.

Add the following two new eligible Underlying Portfolios in the Small-Cap Equity asset class:

The Small-Cap Index Portfolio seeks to provide investment results, before fees, that correspond to the total return of the Standard & Poor's Small-Cap 600 Stock Index ("S&P 600 Index"). The S&P 600 Index is widely recognized and tracks an index of 600 small company stock prices. The S&P 600 Index is designed to monitor the performance of publicly traded common stock of the small company sector of the United States equities market. The S&P 600 Index is market-weighted, meaning that each stock's influence on the index's performance is directly proportional to that stock's "market value" (the stock price multiplied by the number of outstanding shares). The securities that comprise the S&P 600 Index are traded on the New York Stock Exchange, the American Stock Exchange and the Nasdaq Stock Market.

Standard & Poor's Small-Cap 600 Stock Index and S&P 600 are a trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Maxim Series Fund, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of using this index.

The Small-Cap Value Portfolio seeks to achieve long-term capital appreciation by investing primarily in common stocks, although the Portfolio may also invest in other securities, including restricted securities, preferred stock or foreign securities. In seeking capital appreciation, consideration will be given to undervalued small and medium sized companies in industries that demonstrate a strong potential for growth and financially strong companies with distinct market niches offering quality products or services, outstanding management teams and a proven record of success.